EXHIBIT NO. 2

                      Consent of Lazar, Levine & Felix LLP


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Chell Group Corporation
Toronto, Ontario

      We hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated November 22, 2000, relating to the financial statements of Chell Group Corporation that are included in Form 10-K for the fiscal year ended August 31, 2000.


                                          /s/Lazar Levine & Felix LLP
                                          LAZAR LEVINE & FELIX LLP


New York, NY
March 23, 2001